Capital disclosures (Tables)	12 Months Ended
Dec. 31, 2023
Capital disclosures
Schedule of ratio of net debt to fund flows from operations

The following table calculates Vermilion’s ratio of net debt to fund flows from operations:

	Year Ended
	Dec 31, 2023	Dec 31, 2022
Long-term debt	914,015	1,081,351
Adjusted working capital (1)	164,552	265,111
Unrealized FX on swapped USD borrowings	—	(1,876)
Net debt	1,078,567	1,344,586

Ratio of net debt to four quarter trailing fund flows from operations	0.9	0.8
(1)	Adjusted working capital is defined as current assets (excluding current derivatives), less current liabilities (excluding current derivatives and current lease liabilities).